Exhibit 99.1

Filed by: Pavilion Bancorp, Inc. pursuant to
Rule 425 under the Securities Act of 1933 and
deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: First Defiance Financial Corp.
Commission File No.: 0-26850
Contact:	William J. Small
Chairman, CEO &President
First Defiance Financial Corp.
Phone: (419) 782-5015
Email: bsmall@first-fed.com

Richard J. DeVries
President and CEO
Pavilion Bancorp, Inc.
Phone: (517)265-5144
Email: Rick_DeVries@BankofLenawee.com

FOR RELEASE NOVEMBER 26, 2007

WALDRON BRANCH OF BANK OF LENAWEE
TO BE CONSOLIDATED IN MARCH

Customers will be served through nearby First Federal Bank locations following the proposed acquisition

Defiance, Ohio (November 26, 2007) — First Defiance Financial Corp. (NASDAQ: FDEF) and Pavilion Bancorp, Inc. (OTCBB:PVLN) announced in October the proposed acquisition of Pavilion Bancorp, Inc., and its wholly owned subsidiary Bank of Lenawee by First Defiance. The acquisition is anticipated to close in March 2008 pending required approvals. In conjunction with the closing, First Defiance has announced its intention to close the Waldron office of Bank of Lenawee and serve those customers from its nearby First Federal Bank locations, including other Bank of Lenawee offices acquired in the transaction.

With $280 million in assets, the Bank of Lenawee currently has eight banking offices in Lenawee and Hillsdale counties in southeastern Michigan: two in Adrian, two in Tecumseh and one each in Hudson, Morenci, Waldron and Hillsdale. Combined, the banking offices had $230 million in deposits and $241 million in loans as of September 30, 2007. The Waldron location, the smallest office operated by Pavilion Bancorp, was acquired in 1987, has two employees, and $5.5 million in deposits as of September 30, 2007.

“Given current levels of business at the Waldron branch, First Defiance made the decision not to transition the Waldron location to First Federal Bank,” said William J. Small, First Defiance Chairman, President and CEO. “Waldron customers will receive letters notifying them that the bank is expected to close in March of 2008 and giving information on nearby locations and services of First Federal Bank.”

“This was a difficult decision to make, but one that was necessary in the current operating environment,” Small said. “We will be actively working with the Waldron customers to ensure their banking needs continue to be serviced effectively at our other First Federal Bank locations, two of which are approximately ten miles from Waldron.”

First Defiance Financial Corp. and Pavilion Bancorp anticipate that the transaction will be completed in mid-March 2008, pending regulatory approvals, the approval of shareholders of Pavilion and completion of other customary closing conditions. The remaining Bank of Lenawee offices will be re-branded as First Federal Bank offices upon the closing of the transaction.

About First Defiance Financial Corp.
First Defiance Financial Corp., headquartered in Defiance, OH, is the holding company for First Federal Bank of the Midwest and First Insurance & Investments. First Federal operates 27 full service branches in northwest Ohio and Allen County, Indiana. With offices in Defiance and Bowling Green, Ohio, First Insurance & Investments is the largest property and casualty insurance company in the Defiance, OH area and specializes in life and group health insurance. For more information, visit the company’s Web site at www.fdef.com.

About Pavilion Bancorp, Inc.
Pavilion Bancorp, Inc. is the parent corporation of the Bank of Lenawee, based in Adrian, Michigan. Chartered in 1869, the Bank of Lenawee is an independent, community bank that provides a broad range of financial services through a network of eight branch offices and nine ATMs located in Lenawee and Hillsdale counties in Michigan. The bank also offers mortgage products provided by Pavilion Mortgage Company, a subsidiary of the Bank of Lenawee. For more information, visit the company’s website at www.pavilionbancorp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of the securities under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

First Defiance will be filing a Registration Statement on Form S-4 concerning the Merger with the SEC, which will include the joint prospectus/proxy statement that will be mailed to Pavilion’s shareholders. WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge, when filed, at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by First Defiance will be available free of charge from the Secretary of First Defiance at 601 Clinton Street, Defiance, Ohio 43512, telephone (419) 782-5015. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER. Copies of all recent proxy statements and annual reports of First Defiance are also available free of charge by contacting First Defiance’s secretary.

First Defiance, Pavilion and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the Merger. Additional information about the directors and executive officers of First Defiance may be obtained through the SEC’s website from the definitive proxy statement filed by First Defiance with the SEC on March 20, 2007. Additional information about the directors and executive officers of Pavilion may be obtained through the SEC’s website from the definitive proxy statement filed by Pavilion with the SEC on March 20, 2007. Additional information about participants in the proxy solicitation and their interests in the transaction will be contained in the joint prospectus/proxy statement to be filed with the SEC.

Safe Harbor Statement
This release may contain forward-looking statements about First Defiance Financial Corp., Pavilion Bancorp, Inc., and/or the combined company within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This press release may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of First Defiance Financial Corp., Pavilion Bancorp, Inc., and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the counties in which First Defiance Financial Corp., Pavilion Bancorp, Inc., and/or the combined company do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect First Defiance Financial Corp., Pavilion Bancorp, Inc., and/or the combined company or the businesses in which First Defiance Financial Corp., Pavilion Bancorp, Inc., and/or the combined company are engaged; (8) difficulties in combining the operations of Pavilion Bancorp, Inc., and/or other acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of First Defiance Financial Corp. after the merger are included in First Defiance Financial Corp. and Pavilion Bancorp, Inc.‘s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov.